SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            November 28, 2000
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                         Firebrand Financial Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)




Delaware                           0-21105                       13-3414302
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(State or Other Jurisdiction    (Commission File               (IRS Employer
 of Incorporation)                  Number)                  Identification No.)

One State Street Plaza, New York, New York                         10004
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code             (212) 208-6500
                                                              ---------------



          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Disposition of Assets

     On November 28, 2000, Firebrand Financial Group, Inc. ("Firebrand"), Firebrand's wholly owned subsidiary, GKN Securities Corp. ("GKN"), and Investec Ernst & Company ("Investec"), entered into an agreement ("Agreement"). Under the Agreement, certain brokers ("Brokers") employed by GKN were terminated by GKN on or about December 18, 2000 ("Transfer Date"). In turn, on the Transfer Date, these Brokers were offered employment by Investec and GKN effected an electronic, negative transfer of these Brokers' client accounts to Investec. The transfer is part of Firebrand's strategy to contract its full service retail brokerage business.

     Under the Agreement, GKN will receive certain percentages of the gross commissions generated by these Brokers at Investec during the three-year period beginning on the Transfer Date ("Override Fees"). These percentages are 6% in the first year and 8% in each of the second and third years. Investec has guaranteed that the Override Fees to be received by GKN shall be at least equal to $500,000 in the first year, $400,000 in the second year and $300,000 in the third year.

     Under the Agreement, GKN has agreed to refrain from soliciting any Broker or client account from Investec for 54 months, while Investec has agreed to refrain from soliciting GKN employees, other than the Brokers, for a period of 180 days. The Agreement provides for customary indemnity obligations between the parties.

     In addition, GKN is entering into a number of other transactions with other broker/dealer firms to transfer remaining (after the Investec transaction) GKN accounts to these broker/dealer firms; as in the Investec transaction, these firms are hiring the ex-GKN brokers that serviced those accounts. Going forward, GKN expects to be paid an override on the production of these transferred brokers. Two of the firms with which GKN is having negotiations are FFGI's other partially-owned broker/dealers: Shochet Securities, Inc. and EarlyBirdCapital, Inc.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

        (b) Pro Forma Financial Information*

        (c) Exhibits

        * To be filed by amendment not later than 60 days after the date this Report must be filed.

             Exhibit Number      Description

                    2            Letter agreement between GKN Securities Corp.
                                 and Investec Ernst & Company dated November 28, 2000

                   99 Firebrand Financial Group, Inc. Press Release dated December 18, 2000



                                       2
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: December 28, 2000                       FIREBRAND FINANCIAL GROUP, INC.


                                                By: /s/ John P. Margaritis
                                                   ------------------------
                                                        John P. Margaritis
                                                        President and Chief
                                                        Executive Officer


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                                  EXHIBIT INDEX
             Exhibit Number      Description

                    2            Letter agreement between GKN Securities Corp.
                                 and Investec Ernst & Company dated November 28, 2000

                   99 Firebrand Financial Group, Inc. Press Release dated December 18, 2000